UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
SCHEDULE 14A	Estimated average burden hours per response... 14

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

GREEN CENTURY FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

SEC 1913 (04-05) Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

March 8, 2006

Dear Shareholder:

We are writing to inform you that we have not received your vote for the March 15, 2006 Special Meeting of Shareholders. In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

If you need more information on the proposals, you may download the Proxy Statement from our home page at www.greencentury.com, or call us at 1-800-93-GREEN or e-mail us at info@greencentury.com to request a copy.

Your vote is important, regardless of the number of shares you own. Please take the time to vote today!

Call us Toll-Free at 1-877-333-2292 to speak with a Proxy Voting Specialist who can quickly process your vote over the phone.

Representatives are available to answer your questions and process your vote over the phone Monday through Friday between the hours of 9:30 a.m. and 9:00 p.m., Saturday from 10:00 a.m. to 6:00 p.m. Eastern Time.

IF YOU CAST YOUR VOTE OVER THE PHONE WITH ONE OF OUR SPECIALIST, YOU DO NOT NEED TO RETURN YOUR PROXY BALLOT.

If you prefer to return the voted proxy ballot using Priority Mail, please Sign and Date the enclosed proxy ballot and return the ballot in the provided Federal Express envelope. To use this return envelope, simply call Federal Express at 1-800-463-3339. Federal Express will pick up the envelope at your location. There is no charge for either the phone call or the pick-up.

Thank you!

Kristina Curtis
President, Green Century Funds

YOUR VOTE IS IMPORTANT; PLEASE VOTE YOUR SHARES TODAY!

To make voting faster and more convenient for you, we’re offering the options of voting on the Internet or by telephone instead of completing and mailing the enclosed proxy card. Either method is generally available 24 hours a day; your vote will be confirmed and posted immediately. If you choose to vote via the Internet or by telephone, do not mail this proxy card.

3 Ways To Vote

To vote on the Internet 1. Read the proxy statement. 2. Go to www.proxyweb.com 3. Follow the instructions on the website.

To vote by telephone 1. Read the proxy statement. 2. Call toll-free 1-888-221-0697. 3. Follow the recorded instructions.

To vote by mail 1. Read the proxy statement. 2. Check the appropriate boxes on the proxy card. 3. Return the proxy card in the envelope provided.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

GREEN CENTURY FUNDS
c/o PROXY TABULATOR
P.O. Box 9112
Farmingdale, NY 11735

PROXY
GREEN CENTURY BALANCED FUND
GREEN CENTURY EQUITY FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 15, 2006

The undersigned, revoking prior proxies, hereby appoints Kristina A. Curtis and Amy Perry Basseches, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Green Century Balanced Fund and the Green Century Equity Fund to be held at Goulston & Storrs, on February 15, 2006, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals on this proxy card have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted “FOR” Proposals 1, 2, 3, 4, 5 and 6. The proxy will be voted in accordance with the holder’s best judgment as to any other matters.

If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears below. Either owner of a joint account may sign this proxy card, but the signer’s name must exactly match the name that appears on the card.

Date: ________________
Please vote, sign where indicated and return
promptly in enclosed envelope.

Signature(s)	(Sign in the Box)

Please sign this proxy exactly as your name or names appear. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Green Century 2nd kw

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Green Century Balanced Fund

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X
PLEASE DO NOT USE FINE POINT PENS.

1.	To elect Trustees of the Funds				FOR ALL	WITHHOLD	FOR ALL
(Except as
	(01) John Comerford	(03) Douglas M. Husid	(05) C. William Ryan	(07) Douglas H. Phelps			Marked)
	(02) David J. Fine	(04) Stephen J. Morgan	(06) James H. Starr	(08) Wendy Wendlandt

	To vote against a particular Nominee, mark the “FOR ALL (Except as Marked)” box and write the number of each Nominee you do not wish to vote for on the line below.				0	0	0	1.

					FOR	AGAINST	ABSTAIN

2.	To approve an Investment Subadvisory Agreement with Trillium Asset Management Corporation.				0	0	0	2.

3.	To authorize the Trustees to adopt a new Declaration of Trust for the Funds.
					FOR ALL	AGAINST	ABSTAIN
	3A. The Reorganization of the Trust or any Fund or any Class of Shares			3D.Redemptions	(Except as
	3B. Future Amendments			3E.Dollar-Weighted Voting	Marked)
	3C. Investment in Other Investment Companies			3F.Other Changes

	To vote against a particular proposed change or elimination, mark the “FOR ALL (Except as Marked)” box and write the letter of each policy you do not wish to vote for on the line below.				0	0	0	3.

4.	To approve changes to and the elimination of certain fundamental investment policies of your Fund.				FOR ALL (Except as)	AGAINST	ABSTAIN

	4A. Borrowing			4E. Engaging in Short Sales	Marked)
	4B. Purchasing Securities on Margin			4F. Senior Securities
	4C. Lending			4G. Underwriting Securities	0	0	0	4.
	4D. Real Estate and Commodities		4H. Concentration

To vote against a particular proposed change or elimination, mark the “FOR ALL (Except as Marked)” box and write the letter of each policy you do not wish to vote for on the line below.
					FOR	AGAINST	ABSTAIN

					0	0	0	6.
6.	To authorize the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.				Balanced kw R

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Green Century Equity Fund

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X
PLEASE DO NOT USE FINE POINT PENS.

1.	To elect Trustees of the Funds				FOR ALL	WITHHOLD	FOR ALL
(Except as
	(01) John Comerford	(03) Douglas M. Husid	(05) C. William Ryan	(07) Douglas H. Phelps			Marked)
	(02) David J. Fine	(04) Stephen J. Morgan	(06) James H. Starr	(08) Wendy Wendlandt

	To vote against a particular Nominee, mark the “FOR ALL (Except as Marked)” box and write the number of each Nominee you do not wish to vote for on the line below.				0	0	0	1.

3.	To authorize the Trustees to adopt a new Declaration of Trust for the Funds.				FOR ALL	AGAINST	ABSTAIN
(Except as
	3A. The Reorganization of the Trust or any Fund or any Class of Shares			3D.Redemptions	Marked)
	3B. Future Amendments			3E.Dollar-Weighted Voting
	3C. Investment in Other Investment Companies			3F.Other Changes	0	0	0	3.

To vote against a particular proposed change or elimination, mark the “FOR ALL (Except as Marked)” box and write the letter of each policy you do not wish to vote for on the line below.

5.	To approve changes to and the elimination of certain fundamental investment policies of your Fund.
					FOR ALL	AGAINST	ABSTAIN
(Except as
	5A. Borrowing	5E. Engaging in Short Sales		5I. Writing Put or Call Options	Marked)
	5B. Purchasing Securities on Margin	5F. Senior Securities		5J. Illiquid Securities
	5C. Lending	5G. Underwriting Securities		5K. Diversification
	5D. Real Estate and Commodities	5H. Concentration			0	0	0	5.

To vote against a particular proposed change or elimination, mark the “FOR ALL (Except as Marked)” box and write the letter of each policy you do not wish to vote for on the line below.
					FOR	AGAINST	ABSTAIN

					0	0	0	6.
6.	To authorize the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.					Equity kw R